Series Number:  1
For period ending 9/30/2012

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    99

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 6
                                B Class                                                                                 -
        C Class                                                 -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0001

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0001
        B Class                                            $0.0001
        C Class                                            $0.0001

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,158,604

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   130,803
                                    B Class                                                              826
C Class                              5,724

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $1.00

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $1.00
                                    B Class                  $1.00
C Class                            $1.00

Series Number:  3
For period ending 9/30/2012

48)	Investor, A, B, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.584%

Institutional
                 First $1 billion 0.501%
                 Next $1 billion 0.449%
                 Next $3 billion 0.419%
                 Next $5 billion 0.399%
                 Next $15 billion 0.386%
                 Next $25 billion 0.384%
                Over $50 billion 0.384%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    24,061
                                Institutional Class               40,668
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 8,213
                                B Class                                                                                 96
        C Class                                                 1,442
                                R Class                                                                                 340

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1467
                               Institutional Class                                                      $0.1579
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1328
        B Class                                            $0.0908
        C Class                                            $0.0908
        R Class                                                      $0.1188

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           171,845
                              Institutional Class     287,135

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   62,979
                                    B Class                                                              1,019
C Class                              16,171
R Class                              2,852

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.30
                                Institutional Class  $11.30

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.30
                                    B Class                  $11.30
C Class                            $11.30
R Class                            $11.30

Series Number:  4
For period ending 9/30/2012

48)	Investor, A, C & R
     First $1 billion 0.951%
                 Next $1 billion 0.899%
                 Next $3 billion 0.869%
                 Next $5 billion 0.849%
                 Next $15 billion 0.836%
                 Next $25 billion 0.834%
                Over $50 billion 0.834%

         Institutional
                 First $1 billion 0.751%
                 Next $1 billion 0.699%
                 Next $3 billion 0.669%
                 Next $5 billion 0.649%
                 Next $15 billion 0.636%
                 Next $25 billion 0.634%
                Over $50 billion 0.634%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    9,153
                                Institutional Class               7,129
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,711
        C Class                                                 593
                                R Class                                                                                 62

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1974
                               Institutional Class                                                      $0.2036
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1899
        C Class                                            $0.1671
        R Class                                                      $0.1825

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           49,089
                              Institutional Class     35,872

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   9,177
C Class                              3,729
R Class                              358

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.20
                                Institutional Class  $6.20

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.20
C Class                            $6.20
R Class                            $6.20

Series Number:  5
For period ending 9/30/2012

48)	Investor, A, B, C & R
                   First $1 billion 0.671%
                   Next $1 billion 0.619%
                   Next $3 billion 0.589%
                   Next $5 billion 0.569%
                   Next $15 billion 0.556%
                   Next $25 billion 0.554%
                  Over $50 billion 0.554%

    Institutional
                 First $1 billion 0.471%
                 Next $1 billion 0.419%
                 Next $3 billion 0.389%
                 Next $5 billion 0.369%
                 Next $15 billion 0.356%
                 Next $25 billion 0.354%
                Over $50 billion 0.354%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    1,163
                                Institutional Class               453

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 841
                                B Class                                                                                 5
        C Class                                                 91
                                R Class                                                                                 97

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0555
                               Institutional Class                                                      $0.0650
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0438
        B Class                                            $0.0084
        C Class                                            $0.0084
        R Class                                                      $0.0320

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           28,726
                              Institutional Class     9,549

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   22,617
                                    B Class                                                              496
C Class                              10,460
R Class                              3,147

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.60
                                Institutional Class  $10.67

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.53
                                    B Class                  $10.43
C Class                            $10.44
R Class                            $10.80

Series Number:  9
For period ending 9/30/2012

48)	Investor, A, C & R
                    First $1 billion 0.751%
                    Next $1 billion 0.699%
                    Next $3 billion 0.669%
                    Next $5 billion 0.649%
                    Next $15 billion 0.636%
                    Next $25 billion 0.634%
                    Over $50 billion 0.634%

Institutional
        First $1 billion 0.551%
        Next $1 billion 0.499%
        Next $3 billion 0.469%
        Next $5 billion 0.449%
        Next $15 billion 0.436%
        Next $25 billion 0.434%
       Over $50 billion 0.434%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    1,768
                                Institutional Class               109

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 974
        C Class                                                 148
                                R Class                                                                                 20

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1378
                               Institutional Class                                                      $0.1490

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1238
        C Class                                            $0.0816
        R Class                                                      $0.1097

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           13,891
                              Institutional Class     722

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,991
C Class                              1,977
R Class                              189

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.36
                                Institutional Class  $11.36

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.36
C Class                            $11.36
R Class                            $11.36

Series Number:  10
For period ending 9/30/2012

48)	Investor, A, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.584%

Institutional
                 First $1 billion 0.501%
                 Next $1 billion 0.449%
                 Next $3 billion 0.419%
                 Next $5 billion 0.399%
                 Next $15 billion 0.386%
                 Next $25 billion 0.384%
                Over $50 billion 0.384%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    1,332
                                Institutional Class               184
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 603
        C Class                                                 33
                                R Class                                                                                 5

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0613
                               Institutional Class                                                      $0.0718
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0481
        C Class                                            $0.0087
        R Class                                                      $0.0350

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           22,538
                              Institutional Class     3,369

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   13,165
C Class                              3,596
R Class                              153

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.56
                                Institutional Class  $10.56

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.56
C Class                            $10.56
R Class                            $10.56